Statutory surplus reserves	6 Months Ended
Jun. 30, 2024
Statutory Surplus Reserves [Abstract]
Statutory surplus reserves
16.	Statutory surplus reserves

The Company is required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors and there is no discretionary surplus reserve as of June 30, 2024 and December 31, 2023. The reserved amounts as determined pursuant to PRC statutory laws totaled $1.74 million and $1.74 million as of June 30, 2024 and December 31, 2023.